UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2005
SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 542-0500
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition
     On October 20, 2005, SanDisk Corporation (“the Registrant”) issued a press release to report its financial results for its third quarter ended October 2, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Number	Description of Document
99.1	Press Release of SanDisk Corporation dated October 20, 2005 to report its financial results for its third quarter ended October 2, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 20, 2005

SanDisk Corporation
By:	/s/ Judy Bruner
	Name:	Judy Bruner
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
No.	Description of Document
99.1	Press Release of SanDisk Corporation dated October 20, 2005 to report its financial results for its third quarter ended October 2, 2005.